Exhibit 99.1
2022 Member and Independent Director Election Results

FHLBank Topeka (FHLBank) is pleased to announce the results of the 2022 Member and Independent Director Election. Elections for Member Directorships were conducted in Kansas, Nebraska and Oklahoma and elections for two Independent Directorships were conducted district wide. Please find the official report of election below. Five directors were elected to FHLBank’s board of directors:

Independent Director Election
•Thomas E. Henning, retired, Lincoln, Nebraska (Independent Director)
•Carla D. Pratt, Ada Lois Sipuel Fisher Chair in Civil Rights, Race, and Justice in Law, University of Oklahoma College of Law, Norman, Oklahoma (Independent Director)

Member Director Election
•Barry J. Lockard, President and CEO, Cornhusker Bank, Lincoln, Nebraska (Member Director)
•Douglas E. Tippens, Executive Vice President, BancFirst, Oklahoma City, Oklahoma (Member Director)
•Lance L. White; President and CEO; Bank of the Flint Hills; Wamego, KS (Member Director)

Mr. Henning does not currently serve as a director of FHLBank. Mr. Henning, now retired, served from 1990 to 2021, as Chairman, President, and CEO of Assurity Life Insurance Company.

Ms. Pratt does not currently serve as a director of FHLBank. Ms. Pratt currently serves as Ada Lois Sipuel Fisher Chair in Civil Rights, Race, and Justice in Law at the University of Oklahoma College of Law.

Mr. Lockard became a director of FHLBank in 2019. He currently serves as President and CEO of Cornhusker Bank.

Mr. Tippens became a director of FHLBank in 2015. He currently serves as Executive Vice President of BancFirst.

Mr. White does not currently serve as a director of FHLBank. He currently serves as President and CEO at Bank of the Flint Hills.

Pursuant to the Federal Home Loan Bank Act, as amended, and Federal Housing Finance Agency regulations, the majority of FHLBank’s directors, known as Member Directors, are elected by FHLBank’s membership in each state. To be eligible to serve as a Member Director, an individual must be a citizen of the United States and an officer or director of a member financial institution in that particular state that meets all minimum capital requirements. The remaining directors, known as Independent Directors and which include Public Interest Directors, must be citizens of the United States and bona fide residents of FHLBank’s district. To be elected, Independent Directors are required to receive at least 20 percent of the number of votes eligible to be cast in the election. Mr. Henning and Ms. Pratt received the required number of votes to be elected, receiving 46.1 and 37.9 percent, respectively, of the votes eligible to be cast. Each of the directors-elect will serve four-year terms beginning January 1, 2023 and expiring on December 31, 2026.

Questions about director elections should be directed to Matt Koupal, SVP, Chief Legal and Ethics Officer, Corporate Secretary, at 785.478.8080, or matt.koupal@fhlbtopeka.com.

Exhibit 99.1
2022 FEDERAL HOME LOAN BANK OF TOPEKA
MEMBER AND INDEPENDENT DIRECTOR ELECTION RESULTS

MEMBER DIRECTOR ELECTIONS

Kansas

Total number of eligible votes per directorship:        1,069,401

Eligible voting members:                212

Total number of members voting:            127

Elected – Lance L. White, President and CEO, Bank of the Flint Hills, Wamego, Kansas (Member Director)

Expiration of Term:                    December 31, 2026

Total number of votes cast for Mr. White:        381,100

Kelly R. Bauer, EVP/CFO; Fidelity Bank NA, Wichita, Kansas

Total number of votes cast for Mr. Bauer:        239,315

Terry W. Wright, Vice President of Mortgage Services, Envista Credit Union, Topeka, Kansas

Total number of votes cast for Mr. Wright:        124,301

Nebraska

Total number of eligible votes per directorship:        1,123,258

Eligible voting members:                174

Total number of members voting:            94

Elected – Barry J. Lockard, President and CEO, Cornhusker Bank, Lincoln, Nebraska (Member Director)

Expiration of Term:                    December 31, 2026

Total number of votes cast for Mr. Lockard:        606,619

David S. Fisher, President, Midwest Housing Development Fund, Inc., Omaha, Nebraska

Total number of votes cast for Mr. Fisher:        24,819

Richard R. Hrabchak, EVP, CFO and Chief Investment Officer, Mutual of Omaha Insurance Company, Omaha, Nebraska

Total number of votes cast for Mr. Hrabchak:        58,075

Exhibit 99.1
Oklahoma

Total number of eligible votes per directorship:        855,779

Eligible voting members:                184

Total number of members voting:            76

Elected – Douglas E. Tippens, Executive Vice President, BancFirst, Oklahoma City, Oklahoma (Member Director)

Expiration of Term:                    December 31, 2026

Total number of votes cast for Mr. Tippens:        302,274

Floyd E. Goode, SVP and Chief Lending Officer, TTCU Federal Credit Union, Tulsa, Oklahoma

Total number of votes cast for Mr. Goode:        70,371

M. Paige Miller, President and CFO, The First National Bank and Trust Company of Broken Arrow, Broken Arrow, Oklahoma

Total number of votes cast for Ms. Miller:        109,234

Exhibit 99.1
INDEPENDENT DIRECTOR ELECTION

Tenth District

Total number of eligible votes per directorship: 3,584,838

Eligible voting members: 678

Elected – Thomas E. Henning, retired, Lincoln, Nebraska

Total Votes Cast for Mr. Henning: 1,651,132

Total Number of Members Voting for Mr. Henning: 277

Public Interest Director: No

Qualifications: Mr. Henning has demonstrated experience in and knowledge of auditing and accounting, financial management, project development, organizational management, risk management practices, and the law.

Expiration of Term: December 31, 2026

Elected – Carla D. Pratt, Ada Lois Sipuel Fisher Chair in Civil Rights, Race, and Justice in Law, University of Oklahoma College of Law, Norman, Oklahoma

Total Votes Cast for Ms. Pratt: 1,360,055

Total Number of Members Voting for Ms. Pratt: 212

Public Interest Director: No

Qualifications: Ms. Pratt has demonstrated experience in and knowledge of auditing and accounting, financial management, project development, organizational management, risk management practices, and the law.

Expiration of Term: December 31, 2026